Capital Southwest Corporation Q2 2019 Earnings Presentation November 7, 2018 5400 Lyndon B. Johnson Freeway, Suite 1300 | Dallas, Texas 75240 | 214.238.5700 | capitalsouthwest.com

Important Notices • These materials and any presentation of which they form a part are neither an offer to sell, nor a solicitation of an offer to purchase, any securities of Capital Southwest. • These materials and the presentations of which they are a part, and the summaries contained herein, do not purport to be complete and no obligation to update or otherwise revise such information is being assumed. Nothing shall be relied upon as a promise or representation as to the future performance of Capital Southwest. Such information is qualified in its entirety by reference to the more detailed discussions contained elsewhere in Capital Southwest’s public filings with the Securities and Exchange Commission. • There is no guarantee that any of the estimates, targets or projections illustrated in these materials and any presentation of which they form a part will be achieved. Any references herein to any of the Capital Southwest’s past or present investments or its past or present performance, have been provided for illustrative purposes only. It should not be assumed that these investments were or will be profitable or that any future investments by Capital Southwest will be profitable or will equal the performance of these investments. • The information contained herein has been derived from financial statements and other documents provided by the portfolio companies unless otherwise stated. • Past performance is not indicative of future results. In addition, there can be no assurance that unrealized investments will be realized at the expected multiples shown as actual realized returns will depend on, among other factors, future operating results of each of Capital Southwest’s current portfolio companies, the value of the assets and economic conditions at the time of disposition, any related transaction costs, and the timing and manner of sale, all of which may differ from the assumptions on which Capital Southwest’s expected returns are based. In many instances, Capital Southwest will not determine the timing or manner of sale of its portfolio companies. Page 2

Forward-Looking Statements • This presentation contains forward-looking statements relating to, among other things, the business, market conditions, financial condition and results of operations of Capital Southwest, the anticipated investment strategies and investments of Capital Southwest, and future market demand. Any statements that are not statements of historical fact are forward-looking statements. Forward-looking statements are often, but not always, preceded by, followed by, or include words such as "believe," "expect," "intend," "plan," "should" or similar words, phrases or expressions or the negative thereof. These statements are made on the basis of the current beliefs, expectations and assumptions of the management of Capital Southwest and speak only as of the date of this presentation. There are a number of risks and uncertainties that could cause Capital Southwest’s actual results to differ materially from the forward-looking statements included in this presentation. • For a further discussion of some of the risks and uncertainties applicable to Capital Southwest and its business, see Capital Southwest’s Annual Report on Form 10-K for the fiscal year ended March  31, 2018 and its subsequent filings with the Securities and Exchange Commission. Other unknown or unpredictable factors could also have a material adverse effect on Capital Southwest’s actual future results, performance, or financial condition. As a result of the foregoing, readers are cautioned not to place undue reliance on these forward- looking statements. Capital Southwest does not assume any obligation to revise or to update these forward- looking statements, whether as a result of new information, subsequent events or circumstances, or otherwise, except as may be required by law. Page 3

Conference Call Participants Bowen S. Diehl President and Chief Executive Officer Michael S. Sarner Chief Financial Officer Chris Rehberger VP Finance / Treasurer Page 4

CSWC Company Overview CSWC is a middle-market lending firm focused on supporting the acquisition and growth of middle-market companies across the capital structure • CSWC was formed in 1961, and elected to be regulated as a BDC in 1988 • Publicly-traded on Nasdaq: Common Stock (“CSWC”) and December 2022 Notes (“CSWCL”) • Internally Managed BDC with RIC tax treatment for U.S. federal income tax purposes • December 2014: announced intent to spin-off industrial growth company (“CSW Industrials”; Nasdaq: "CSWI") tax free • January 2015: launched credit investment strategy • September 2015: completed tax free spin off of CSWI • 21 employees based in Dallas, Texas • Total Balance Sheet Assets of $517MM as of September 30, 2018 • Manage I-45 Senior Loan Fund (“I-45 SLF”) in partnership with Main Street Capital (Nasdaq: “MAIN”) Page 5

Q2 2019 Highlights Financial Highlights • Q2 2019 Pre-Tax Net Investment Income (“NII”) of $5.8MM or $0.36 per share • Paid $0.44 per share in Total Dividends, comprised of $0.34 per share Regular Dividend and $0.10 per share Supplemental Dividend • Investment Portfolio at Fair Value increased 20% to $492MM from $411MM in prior quarter ◦ $96.7MM committed in six new portfolio companies and three add-ons • Received $2.3MM dividend from I-45 SLF, an effective yield of 13.9% at fair value • $83.0MM available on Credit Facility and $10.2MM in cash and cash equivalents as of quarter end • This quarter, sold 671,621 of our December 2022 Notes through our At-The-Market (“ATM”) Program for gross proceeds of $17.0 MM ◦ Cumulative ATM Program gross proceeds of $19.9 MM sold at an effective yield of 5.86% to date • Subsequent to quarter end, completed equity raise of 700,000 shares at a net price of $18.90 per share ◦ Gross proceeds of $13.2 MM before expenses ◦ Shares were sold at a 1.9% discount to the prior day closing price ◦ Shares were sold above then current NAV of $18.87 Page 6

Track Record of Dividend and NAV Growth Continues • In the last twelve months ending 9/30/18, CSWC generated $1.22 per share in Pre-Tax NII and paid out $1.17 per share in regular dividends ◦ Eleven consecutive quarters of regular dividend per share growth • Cumulative Regular Dividend Coverage of 102% since the 2015 spin-off • Announced Supplemental Dividend Program in June 2018 ◦ Expect to pay $0.10 per share Supplemental Dividend per quarter going forward, subject to Board approval • Adjusted NAV (excluding Supplemental Dividends) increased to $19.80 per share at 9/30/18 from $19.73 per share at 6/30/18 9.3% 19.7% 6.6% 6.3% 5.6% 5.2% 10.6% 4.2% 3.0% 1.8% 1.2% Dividend Yield – Quarterly Annualized Total Dividend / CSWC Share Price at Qtr. End Note: Adjusted NAV per Share calculation adds back all Supplemental Dividends paid Page 7

Two Pronged Investment Strategy CORE: Lower Middle Market (“LMM”): CSWC led or Club Deals • Companies with EBITDA between $3 MM and $15 MM • Typical leverage of 2.0x – 4.0x Debt to EBITDA through CSWC debt position • Commitment size up to $25 MM with hold sizes generally $10 MM to $20 MM • Both Sponsored and Non-sponsored deals • Securities include first lien, unitranche, second lien and subordinated debt • Frequently make equity co-investments alongside CSWC debt OPPORTUNISTIC: Upper Middle Market (“UMM”): Syndicated or Club, First and Second Lien • Companies typically have in excess of $50 MM in EBITDA • Typical leverage of 3.0x – 5.5x Debt to EBITDA through CSWC debt position • Hold sizes generally $5 MM to $15 MM • Floating rate first and second lien debt securities • More liquid assets relative to Lower Middle Market investments • Provides flexibility to invest/divest opportunistically based on market conditions and liquidity position Page 8

Strong Quarter of CSWC Originations

$96.7MM in new committed investments during the quarter ($89.9MM funded at close) at a weighted average debt YTM of 11.9%

Portfolio Origination	Q2 2019							
Name	Industry	Type	Market	Total Debt Funded at Close ($000s)	Total Equity Funded at Close ($000s)	Unfunded Commitments at Close ($000s)	Debt Spread over LIBOR	Debt Yield to Maturity
SIMR, LLC	Healthcare services	1st Lien / Equity	LMM	$11,688	$5,724	$0	9.00%	12.41%
Adams Publishing Group, LLC	Media, marketing & entertainment	DDTL / 1st Lien	UMM	$15,000	$0	$1,731	7.50%	10.30%
Prism Spectrum Holdings, LLC	Environmental services	RLOC / 1st Lien / Equity	LMM	$9,136	$4,847	$2,000	9.50%	13.01%
ASC Ortho Management Company, LLC	Healthcare services	RLOC / 1st Lien / 2nd Lien / Equity	LMM	$12,426	$750	$1,500	7.50% / 13.25% (1)	11.80%
Dynamic Communities, LLC	Business services	RLOC / 1st Lien / Equity	LMM	$11,200	$2,000	$500	8.00%	11.35%
Danforth Advisors, LLC	Business services	RLOC / 1st Lien / Equity	LMM	$7,250	$875	$1,000	7.25%	10.50%
Blaschak Coal Corp.	Commodities & mining	Split Lien	LMM	$8,500	$0	$0	11.00%	14.62%
Other Portfolio Companies (Add-Ons)	Various	Equity	LMM	$0	$546	$0	N/A	N/A
Total				$75,201	$14,741	$6,731	8.6%	11.9%

Note: Market refers to Upper Middle Market ("UMM") and Lower Middle Market ("LMM")
(1) ASC Ortho Management Company, LLC 2nd Lien is a 13.25% fixed rate loan

CSWC capital southwest
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CSWC Portfolio Asset Mix by Market Maintaining appropriate portfolio leverage while receiving attractive risk adjusted returns Investment Portfolio - Statistics Q2 2019 Lower Middle Upper Middle (1) (In Thousands) Market Market Number of Portfolio Companies 24 11 Total Cost $293,306 $87,013 Total Fair Value $337,776 $87,499 Average Hold Size (at Cost) $12,221 $7,910 % First Lien Investments (at Cost) 74.1% 79.1% % Second Lien Investments (at Cost) 3.9% 20.9% % Subordinated Debt Investments (at Cost) 6.5% 0.0% % Equity (at Cost) 15.5% 0.0% Wtd. Avg. Yield (2)(3) 11.9% 10.8% Wtd. Avg. EBITDA of Issuer ($MM's) (3) $9.0 $66.7 Wtd. Avg. Leverage through CSWC Security (3) (4) 3.4X 3.8X Note: All metrics above exclude the I-45 Senior Loan Fund (1) At September 30, 2018, we had equity ownership in approximately 75.0% of our LMM investments (2) The weighted-average annual effective yields were computed using the effective interest rates for all debt investments at cost as of September 30, 2018, including accretion of original issue discount but excluding fees payable upon repayment of the debt instruments and any debt investments on non-accrual status. As of September 30, 2018, there were no investments on non-accrual status. Weighted-average annual effective yield is higher than what an investor in shares in our common stock will realize on its investment because it does not reflect our expenses or any sales load paid by an investor (3) Weighted average metrics are calculated using investment cost basis weighting (4) Includes CSWC debt investments only. Calculated as the amount of each portfolio company’s debt (including CSWC’s position and debt senior or pari passu to CSWC’s position, but excluding debt subordinated to CSWC’s position) in the capital structure divided by each portfolio company’s adjusted EBITDA. Management uses this metric as a guide to evaluate relative risk of its position in each portfolio debt investment Page 10

Strong Track Record and Growing First Lien Credit Portfolio CSWC Credit Portfolio continues to migrate to First Lien and LMM Investments • First Lien and LMM Investments have increased to 85% and 74% of the credit portfolio, respectively, as of 9/30/18 • Since launch of credit strategy in January 2015, CSWC has made $521 MM in cumulative credit investments and realized $128 MM of proceeds, generating a weighted average IRR of 17.0% Credit Portfolio Heavily Weighted to First Lien Robust LMM Credit Portfolio Growth 400.0 400.0 $336.7 $336.7 300.0 $272.1 300.0 $272.2 26% $239.1 ) $239.2 85% ) s $226.5 s $226.5 n 27% n o o i i l 86% l 28% l $187.2 l i 200.0 $181.7 $187.3 i $181.7 $167.5 82% 200.0 31% M $167.5 M ( 74% $151.4 79% ( $151.4 $ $137.6 73% $ 45% 69% $137.6 51% 60% 64% 62% 58% 73% 100.0 $83.6 100.0 $83.8 78% 72% 42% 80% 69% 82% 27% 32% 28% 22% 49% 55% 40% 17% 13% 10% 7% 9% 42% 18% 11% 8% 8% 9% 10% 8% 8% 7% 6% 18% 20% 22% 0.0 0.0 016 016 016 017 017 017 017 018 018 018 16 16 16 17 17 17 17 18 18 18 30/2 30/2 31/2 31/2 30/2 30/2 31/2 31/2 30/2 30/2 0/20 0/20 1/20 1/20 0/20 0/20 1/20 1/20 0/20 0/20 6/ 9/ 12/ 3/ 6/ 9/ 12/ 3/ 6/ 9/ 6/3 9/3 12/3 3/3 6/3 9/3 12/3 3/3 6/3 9/3 Sub-Debt Second Lien First Lien LMM UMM Page 11

CSWC Portfolio Mix as of 9/30/18 at Fair Value Current Investment Portfolio of $492MM continues to be granular and diverse across industries Current Investment Portfolio (By Type) Current Investment Portfolio (By Industry) Paper & Forest Products: 1% Software & IT Services: 1% Telecommunications: 2% Commodities & Mining: 2% Energy Services (Upstream): 2% Non-Yielding Transportation & Logistics: Financial Services: 3% Yielding Equity:Equity: 8% 3% Multi-Sector 10% Healthcare Products: 3% Holdings (I-45): Senior Subordinated Debt: 14% 4% Consumer Services: 3% Media, Marketing, & Entertainment: 12% Second Lien: Consumer Products and Retail: 5% 6% Distribution: First Lien: 5% 59% I-45 SLF LLC Food, Business Services: (94% first lien): Agriculture & 11% 13% Beverage: 6% Environmental Services: 7% Healthcare Industrial Services: 11% Products: 9% Page 12

Interest Rate Sensitivity Debt Portfolio Exposure at 9/30/18 Well-Positioned for Rising Interest Rate Environment Fixed vs. Floating Portfolio Exposure (1) 4% 96% Fixed Floating Change in Base Interest Illustrative Illustrative NII Rates NII Change ($'s) Change (Per Share) (50bps) $(1,240,291) $(0.08) 50 bps $1,312,950 $0.08 100bps $2,625,901 $0.16 150bps $3,938,851 $0.24 200bps $5,251,801 $0.32 (1) Portfolio Exposure includes I-45 assets pro rata as a % of CSWC’s equity investment in the fund Note: Illustrative change in NII is based on a projection of CSWC’s existing debt investments as of 9/30/18, adjusted only for changes in Base Interest Rate Base Interest Rate used in this analysis is 3-Month LIBOR of 2.4% at 9/30/18. The results of this analysis include the I-45 Senior Loan Fund, which is comprised of 100% floating rate assets and liabilities Page 13

I-45 Portfolio Overview I-45 loan portfolio of $230MM is 94% first lien with average hold size of 2.2% of the I-45 portfolio Current I-45 Portfolio (By Type) Current I-45 Portfolio (By Industry) 1% 6% 2% Telecommunications 2% 15% Telecommunications 5% 5% Healthcare & Pharmaceuticals 5% 12% 5% Retail 6% 94% 11% Retail 6% 6% 9% Capital Equipment 7% Capital Equipment First Lien Second Lien Services: Consumer I-45 Portfolio Statistics (In Thousands) 12/31/2017 3/31/2018 6/30/2018 9/30/2018 Total Debt Investments at Fair Value $217,964 $220,807 $228,468 $229,711 Number of Issuers 44 43 45 46 Wtd. Avg. Issuer EBITDA $73,392 $73,995 $72,607 $72,253 Avg. Investment Size as a % of Portfolio 2.3% 2.3% 2.2% 2.2% Wtd. Avg. Net Leverage on Investments (1) 3.3x 3.6x 3.7x 3.8x Wtd. Avg. Spread to LIBOR 6.1% 6.1% 6.3% 6.3% Wtd. Avg. Duration (Yrs) 4.7 4.6 4.5 4.4 (1) Through I-45 Security Page 14

Income Statement Quarter Ended Quarter Ended Quarter Ended Quarter Ended (In Thousands, except per share amounts) 12/31/2017 3/31/2018 6/30/2018 9/30/18 Investment Income Interest Income $5,566 $6,575 $7,643 $9,232 Dividend Income $3,149 $3,069 $3,075 $3,158 Fees and Other Income $304 $230 $389 $205 Total Investment Income $9,019 $9,874 $11,107 $12,595 Expenses Cash Compensation $1,885 $1,884 $1,910 $1,963 Share Based Compensation $479 $477 $475 $482 General & Administrative $907 $1,086 $1,353 $1,239 Spin-off Related Expenses $172 $0 $0 $0 Total Expenses (excluding Interest) $3,443 $3,447 $3,738 $3,684 Interest Expense $1,275 $1,951 $2,373 $3,109 Pre-Tax Net Investment Income $4,301 $4,476 $4,996 $5,802 Taxes and Gain / (Loss) Income Tax Benefit (Expense) $362 $(279) $(379) $(256) Net realized gain (loss) on investments $617 $131 $18,819 $94 Net increase (decrease) in unrealized appreciation of investments $4,963 $10,649 $(11,783) $948 Net increase (decrease) in net assets resulting from operations $10,243 $14,977 $11,653 $6,588 Weighted Average Diluted Shares Outstanding 16,176 16,139 16,201 16,323 Pre-Tax Net Investment Income Per Dil. Wtd. Average Share $0.27 $0.28 $0.31 $0.36 Page 15

Operating Leverage Continues to Improve Continue to realize operating efficiencies of internally-managed structure with a target operating leverage of sub-2.5% $1,000 6% s t e s $800 s 5% A g v A ) 4.9% f M o M $600% $ ( $517 s s a t e 4.2% $451 4% s s e s $417 s A n l e a $400 p t 3.7% $326 x o E T $284 3.4% g n i 3% t a 3.0% r $200 e p O $0 2% FY 16 FY 17 FY 18 Q1FY19 Q2 FY19 Period Ending Total Assets Operating Expenses(1) as % of Average Total Assets Note: FY16 includes only the quarters after the 2015 spin-off. Q1 2019 and Q2 2019 are quarterly annualized (1) Operating expenses exclude interest expense Page 16

Balance Sheet Quarter Ended Quarter Ended Quarter Ended Quarter Ended (In Thousands, except per share amounts) 12/31/2017 3/31/2018 6/30/2018 9/30/18 Assets Portfolio Investments $367,120 $393,095 $411,330 $491,601 Cash & Cash Equivalents $20,527 $7,907 $12,532 $10,193 Deferred Tax Asset $2,080 $2,050 $2,116 $2,060 Other Assets $13,123 $14,438 $24,948 $12,653 Total Assets $402,850 $417,490 $450,926 $516,507 Liabilities December 2022 Notes $55,236 $55,305 $56,646 $73,407 Credit Facility $35,000 $40,000 $65,000 $127,000 Other Liabilities $14,084 $13,897 $21,899 $8,252 Total Liabilities $104,320 $109,202 $143,545 $208,659 Shareholders Equity Net Asset Value $298,530 $308,288 $307,381 $307,848 NAV per Share $18.44 $19.08 $18.87 $18.84 Debt to Equity 0.30X 0.31X 0.40X 0.65X Page 17

Portfolio Statistics Continuing to build a well performing credit portfolio with no non- accruals Quarter Ended Quarter Ended Quarter Ended Quarter Ended (In Thousands) 12/31/2017 3/31/2018 6/30/2018 9/30/18 Portfolio Statistics Fair Value of Debt Investments $226,441 $239,122 $272,133 $336,717 Average Debt Investment Hold Size $8,709 $9,197 $9,719 $10,204 Fair Value of Debt Investments as a % of Par 99% 99% 99% 99% % of Debt Portfolio on Non-Accrual (at Fair Value) 0.0% 0.0% 0.0% 0.0% Weighted Average Investment Rating (1) 2.0 2.0 2.0 2.0 Weighted Average Yield on Debt Investments 10.95% 11.46% 11.73% 11.61% Total Fair Value of Portfolio Investments $367,120 $393,095 $411,330 $491,601 Weighted Average Yield on all Portfolio Investments (2) 10.55% 10.48% 10.60% 11.02% Investment Mix (Debt vs. Equity) (3) (4) 75% / 25% 73% / 27% 79% / 21% 79% / 21% Investment Mix (Yielding vs. Non-Yielding) (4) 94% / 6% 92% / 8% 94% / 6% 92% / 8% (1) CSWC utilizes an internal 1 - 4 investment rating system in which 1 represents material outperformance and 4 represents material underperformance. All new investments are initially set to 2 (2) Includes dividends from Media Recovery, Inc. and I-45 Senior Loan Fund (3) Excludes CSWC equity investment in I-45 Senior Loan Fund (4) At Fair Value Page 18

Significant Unused Debt Capacity with Long-Term Duration Earliest Debt Maturity occurs in November 2021 Facility Total Commitments Interest Rate Maturity Principal Drawn Credit Facility(1) $210.0 MM L + 3.00% with Step-Down November 2021 $127.0MM December 2022 Notes $75.7MM 5.95% December 2022 $75.7MM (NASDAQ: "CSWCL") (2) Long-Term Debt Obligations ) M $150.0 M $127.0 $ ( $125.0 s t n e $100.0 m $75.7 y a $75.0 P l a $50.0 p i c n $25.0 i r P $0.0 2019 2020 2021 2022 2023 2024 Credit Facility December 2022 Notes (1) The facility has an accordion feature that allows for an increase in total commitments up to $250 MM. Principal Drawn is based upon outstanding balances as of 9/30/18 (2) Redeemable at CSWC’s option beginning December 2019. Principal drawn is based upon outstanding balances as of 9/30/18 Page 19

Investment Income Detail Constructing a portfolio of investments with recurring cash yield • Non-Cash and Non-Recurring investment income remain a minor portion of Total Investment Income Quarter Ended Quarter Ended Quarter Ended Quarter Ended (In Thousands) 12/31/2017 3/31/2018 6/30/2018 9/30/18 Investment Income Breakdown Cash Interest $5,357 $6,300 $7,324 $8,815 Cash Dividends $3,076 $2,990 $3,008 $3,112 PIK Income $72 $91 $79 $93 Amortization of purchase discounts and fees $209 $264 $312 $375 Management/Admin Fees $146 $184 $181 $191 Prepayment Fees & Other Income $159 $45 $203 $9 Total Investment Income $9,019 $9,874 $11,107 $12,595 Key Metrics Cash Income as a % of Investment Income 97% 96% 96% 96% % of Total Investment Income that is Recurring (1) 95% 98% 97% 99% (1) Non-Recurring income principally made up of loan prepayment fees Page 20

Key Financial Metrics Strong Pre-Tax Net Investment Income and Regular Dividend growth as Investment Portfolio continues to perform Quarter Ended Quarter Ended Quarter Ended Quarter Ended 12/31/2017 3/31/2018 6/30/2018 9/30/18 Key Financial Metrics Pre-Tax Net Investment Income Per Wtd Avg Diluted Share $0.27 $0.28 $0.31 $0.36 Annualized Pre-Tax Net Investment Income Return on Equity (ROE) 5.82% 6.02% 6.46% 7.53% Realized Earnings Per Wtd Avg Diluted Share $0.33 $0.27 $1.45 $0.35 Annualized Realized Earnings ROE 7.15% 5.82% 30.32% 7.32% Earnings Per Wtd Avg Diluted Share $0.63 $0.93 $0.72 $0.40 Annualized Earnings Return on Equity (ROE) 13.87% 20.13% 15.08% 8.56% Regular Dividends per Share $0.26 $0.28 $0.29 $0.34 Supplemental Dividends per Share $0.00 $0.00 $0.60 $0.10 Total Dividends per Share $0.26 $0.28 $0.89 $0.44 Dividend Yield (1) 6.28% 6.58% 19.66% 9.27% (1) Dividend Yield is calculated as Quarterly Annualized Total Dividend / CSWC Share Price at Qtr. End Page 21

Corporate Information Board of Directors Senior Management Fiscal Year End Inside Directors Bowen S. Diehl March 31 Bowen S. Diehl President & Chief Executive Officer Independent Directors Independent Auditor David R. Brooks Michael S. Sarner RSM US Christine S. Battist Chief Financial Officer, Secretary & Treasurer Chicago, IL T. Duane Morgan Jack D. Furst William R. Thomas Investor Relations Corporate Counsel John H. Wilson Michael S. Sarner Capital Southwest Eversheds Sutherland (US) LLP 214-884-3829 Corporate Offices & Website msarner@capitalsouthwest.com 5400 LBJ Freeway Transfer Agent 13th Floor Securities Listing American Stock Transfer & Trust Company, LLC Dallas, TX 75240 Nasdaq: "CSWC" (Common Stock) 800-937-5449 http://www.capitalsouthwest.com Nasdaq: "CSWCL" (Notes) www.amstock.com Industry Analyst Coverage Firm Analyst Contact Information National Securities Corporation Christopher R. Testa Direct: 212-417-7447 Ladenburg Thalmann Mickey M. Schleien, CFA Direct: 305-572-4131 Janney Montgomery Scott, LLC Mitchel Penn, CFA Direct: 410-583-5976 JMP Securities Christopher York Direct: 415-835-8965 Page 22